UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2022

Compass Minerals International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-31921	36-3972986
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
9900 West 109th Street
Suite 100
Overland Park, KS 66210
(Address of principal executive offices)
(913) 344-9200
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	CMP	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
    On February 24, 2022, Compass Minerals International, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders. At the Annual Meeting, the Company’s stockholders voted on the following four proposals and cast their votes as described below.
    Proposal 1 — The individuals listed below were elected by the Company’s stockholders to serve as directors of the Company until the next annual meeting of stockholders, or until a successor is duly elected and qualified or his or her earlier death, resignation or removal.

Director	For	Against	Abstain	Broker Non-Votes
Kevin S. Crutchfield	26,826,405	322,697	76,845	3,281,473
Eric Ford	25,702,442	1,492,129	31,376	3,281,473
Gareth T. Joyce	25,257,166	1,906,390	62,391	3,281,473
Joseph E. Reece	25,681,807	1,482,642	61,498	3,281,473
Lori A. Walker	25,847,811	1,320,747	57,389	3,281,473
Paul S. Williams	24,663,188	2,531,495	31,264	3,281,473
Amy J. Yoder	25,820,927	1,376,718	28,302	3,281,473
    Proposal 2 — The Company’s stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as set forth in the Company’s Proxy Statement filed with the Securities Exchange Commission on January 11, 2022 (the “Proxy Statement”).

For	Against	Abstain	Broker Non-Votes
25,015,883	2,130,264	79,800	3,281,473
    Proposal 3 — The Company’s stockholders approved an amendment, described in the Proxy Statement, to the Compass Minerals International, Inc. 2020 Incentive Award Plan.

For	Against	Abstain	Broker Non-Votes
24,571,200	2,540,737	114,010	3,281,473
Proposal 4 — The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2022.

For	Against	Abstain	Broker Non-Votes
30,232,098	201,183	74,139	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPASS MINERALS INTERNATIONAL, INC.

Date: February 28, 2022	By:	/s/ Lorin Crenshaw
Name: Lorin Crenshaw
Title: Chief Financial Officer